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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                  APRIL 7, 2003

                Date of Report (date of Earliest Event Reported)


                             SOULFOOD CONCEPTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                        000-30301                          133585743
(State or Other Jurisdiction of      (Commission File No.)      (I.R.S. Employer Identification No.)
Incorporation or Organization)

                      630 NINTH AVENUE, NEW YORK, NY 10036
              (Address of principal executive offices and zip code)

                                  212-262-8333
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Merdinger, Fruchter, Rosen & Company ("MFRC") was previously the independent accounting firm for Soulfood Concepts, Inc., a Delaware corporation (the "Company"). In its April 7, 2003 letter to the Company, MFRC notified the Company that, effective January 1, 2003, it had ceased auditing publicly-traded companies and had resigned as the Company's independent accountants. In its May 27, 2003 letter to the Company, MFRC requested that the Company withdraw financial statements included in the Company's Annual Report on Form 10-K for the fiscal period ended December 31, 2002 (the "Annual Report") with an MFRC opinion letter dated April 14, 2003. MFRC stated that its opinion letter was included in the Annual Report notwithstanding that it had not been engaged and had not examined the December 31, 2002 financial statements of the Company. MFRC further requested that the Company withdraw unaudited financial statements included in the Company's quarterly report on Form 10-Q for the fiscal period ended March 31, 2003 (the "Quarterly Report") since MFRC was not engaged to review such statements and such statements were not reviewed by MFRC. The Company's financial statements included in the Annual Report were not audited by MFRC and the form of report included therewith should not have been included in the Annual Report; and the financial statements included in the Quarterly Report were not reviewed by MFRC. Copies of the April 7, 2003 and May 27, 2003 resignation letters are attached hereto as Exhibits 99.1 and 99.2, respectively.

         As of the date of this Current Report on Form 8-K (the "Form 8-K"), the Company has been and is in the process of completing its financial statements for the fiscal periods ended December 31, 2002, March 31 and June 30, 2003. The Company has also been seeking to retain new independent accountants to audit the Company's financial statements for the outstanding fiscal periods. No such independent accountants have been retained by the Company as of the date of this filing. The Company intends to file an amendment to this Form 8-K when it identifies and retains such new independent accountants and which amendment will include representations and disclosures required under Item 304, Regulation S-B to the extent not included herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits
               99.1     Letter from MFRC to the Company dated April 7, 2003.
               99.2     Letter from MFRC to the Company dated May 27, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 15, 2003        By: /s/ Mark Campbell
                                   --------------------------------------------
                                   Name: Mark Campbell
                                   Title: Chief Executive Officer and President